EXHIBIT 10.5


                      TRANSACTION SYSTEMS ARCHITECTS, INC.

          Nonqualified Stock Option Agreement - Non-Employee Director

                  (2005 Equity and Performance Incentive Plan)


This Stock Option Agreement (the "Option Agreement") is made as of __________, by and between Transaction Systems Architects, Inc., a Delaware corporation (the "Corporation"), and [_____________], a Non-Employee Director of the Corporation or its Subsidiaries (the "Optionee").

WHEREAS, the Board of Directors of the Corporation has duly adopted, and the stockholders of the Corporation have approved, the 2005 Equity and Performance Incentive Plan (the "Plan"), which Plan authorizes the Corporation to grant to eligible individuals options for the purchase of shares of the Corporation's Class A Common Stock (reclassified as Common Stock) (the "Stock"); and

WHEREAS, the Corporation has determined that it is desirable and in the best interests of the Corporation and its stockholders to grant the Optionee an option to purchase a certain number of shares of Stock, in order to provide the Optionee with an incentive to advance the interests of the Corporation, all according to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto do hereby agree as follows:

1. GRANT OF NON-QUALIFIED STOCK OPTION

Subject to the terms of the Plan, the Corporation hereby grants to the Optionee the right and option (the "Option") to purchase from the Corporation, on the terms and subject to the conditions set forth in this Option Agreement, [_____________] shares of Stock (the "Option Shares"). The Date of Grant of this Option is _____________. This Option shall not constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2. TERMS OF PLAN

The Option granted pursuant to this Option Agreement is granted subject to the terms and conditions set forth in the Plan, a copy of which has been delivered to the Optionee. All terms and conditions of the Plan, as may be amended from time to time, are hereby incorporated into this Option Agreement by reference and shall be deemed to be a part of this Option Agreement, without regard to whether such terms and conditions (including, for example, provisions relating to certain changes in capitalization of the Corporation) are otherwise set forth in this Option Agreement. In the event that there is any inconsistency between the provisions of this Option Agreement and of the Plan, the provisions of the Plan shall govern. Capitalized terms used herein that are not otherwise defined shall have the meaning ascribed to them in the Plan.

3. EXERCISE PRICE

The exercise price for the shares of Stock subject to the Option granted by this Option Agreement is $_______ per share (the "Exercise Price").

4. EXERCISE OF OPTION

Subject to the provisions of the Plan and subject to the earlier expiration or termination of this Option in accordance with its terms, the Option granted pursuant to this Option Agreement shall be exercisable only as follows:

   4.1.  Time of Exercise of Option

      4.1.1. The Option shall become exercisable with respect to 100% of the Option Shares on the earlier to occur of (i) the date which is one year following the Date of Grant and (ii) the day immediately prior to the date of the next annual meeting of the stockholders of the Corporation occurring following the Date of Grant.

      4.1.2. Notwithstanding Section 4.1.1 above, in accordance with the provisions of the Plan, the Option granted under this Option Agreement shall become immediately exercisable upon the occurrence of a Change in Control (as defined in Section 9 below) if the Optionee holding such Option is a Non-Employee Director of the Corporation or a Subsidiary of the Corporation on the date of the consummation of such Change in Control.

      4.1.3 Notwithstanding Section 4.1.1 above, in accordance with the provisions of the Plan, if the Optionee ceases to be a Non-Employee Director of the Corporation or a Subsidiary of the Corporation by reason of Disability (as defined in Section 4.3.2 below), the unexercised portion of any Option held by such Optionee at that time will become immediately vested and will be exercisable until terminated in accordance with Section 4.3 below.

      4.1.4 Notwithstanding Section 4.1.1 above, in accordance with the provisions of the Plan, if the Optionee dies while serving as a Non-Employee Director of the Corporation or a Subsidiary of the Corporation (or dies within a period of one month after termination of his service as a Non-Employee Director for any reason other than Disability or within a period of one year after termination of his service as Non-Employee Director by reason of Disability), the unexercised portion of any Option held by such Optionee at the time of death will become immediately vested and will be exercisable until terminated in accordance with Section 4.3 below.

   4.2.  Limitations

The portion of the Option that has not become exercisable as of the date of the Optionee's termination of service as a Non-Employee Director of the Corporation or any of its Subsidiaries for any reason shall automatically terminate as of the date of the Optionee's termination of service as a Non-Employee Director of the Corporation or its Subsidiaries and shall not become exercisable after such termination. To the extent the Option is exercisable, it may be exercised, in whole or in part; provided, that no single exercise of the Option shall be for less than 100 shares, unless at the time of the exercise, the maximum number of shares available for purchase under this Option is less than 100 shares. In no event shall the Option be exercised for a fractional share.

   4.3.  Termination of Option

This Agreement and the Option granted hereby shall terminate automatically and without further notice on the earliest of the following dates:

      4.3.1. 90 calendar days from the date of the Optionee's termination of service as a Non-Employee Director of the Corporation or a Subsidiary of the Corporation for any reason other than death or Disability (as defined below);

      4.3.2. one year after the Optionee's permanent and total disability as defined in Section 22(e)(3) of the Code ("Disability");

      4.3.3.      one year after the Optionee's death, if such death occurs
                  (i) while the Optionee is serving as a Non-Employee Director of the Corporation or a Subsidiary of the Corporation, (ii) within the 90-day period following the Optionee's termination of service as a Non-Employee Director for any reason other than Disability; or (iii) within the one-year period following the Optionee's termination of service as a Non-Employee Director by reason of the Optionee's Disability; or

      4.3.4.      ten years from the Date of Grant.

The Corporation shall have the authority to determine the date an Optionee ceases to serve as a Non-Employee Director by reason of Disability. In the case of death, the Option may be exercised by the executor or administrator of the Optionee's estate or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance.

   4.4.  Limitations on Exercise of Option

In no event may the Option be exercised, in whole or in part, after the occurrence of an event which results in termination of the Option, as set forth in Section 4.3 above. The Option shall not be exercisable if and to the extent the Corporation determines such exercise or method of exercise would violate applicable securities laws, the rules and regulations of any securities exchange or quotation system on which the Stock is listed, or the Corporation's policies and procedures.

   4.5.  Method of Exercise of Option

      4.5.1. To the extent then exercisable, the Option may be exercised in whole or in part by written notice to the Corporation stating the number of shares for which the Option is being exercised and the intended manner of payment. The date of such notice shall be the exercise date. Payment equal to the aggregate Exercise Price of the shares shall be payable (i) in cash in the form of currency or check or other cash equivalent acceptable to the Corporation, (ii) by actual or constructive transfer to the Corporation of nonforfeitable, outstanding shares of Stock that have been owned by the Optionee for at least six months prior to the date of exercise, (iii) by any combination of the foregoing methods of payment, or (iv) in accordance with such other method or manner as set forth below.

                         (A) Cash Exercise (to exercise and retain the Option Shares): Subject to the terms and conditions of this Option Agreement and the Plan, the Option may be exercised by delivering written notice of exercise to the Corporation, at its principal office, addressed to the attention of Stock Plan Administration, or to the agent/broker designated by the Corporation, which notice shall specify the number of shares for which the Option is being exercised, and shall be accompanied by payment in full of the Exercise Price of the shares for which the Option is being exercised plus the full amount of all applicable withholding taxes due on the Option exercise. Payment of the Exercise Price for the shares of Stock purchased pursuant to the exercise of the Option shall be made either in cash or by certified check payable to the order of the Corporation. If the person exercising the Option is not the Optionee, such person shall also deliver with the notice of exercise appropriate proof of his or her right to exercise the Option, as the Corporation may require in its sole discretion. Promptly after exercise of the Option as provided for above, the Corporation shall deliver to the person exercising the Option a certificate or certificates for the shares of Stock being purchased.

                         (B)  Same-Day-Sale Exercise (to exercise and
                  immediately sell all the Option Shares): Subject to the terms and conditions of this Option Agreement and the Plan, the Option may be exercised by delivering written notice of exercise to the agent/broker designated by the Corporation, which notice shall specify the number of shares for which the Option is being exercised and irrevocable instructions to promptly (1) sell all of the shares of Stock to be issued upon exercise and (2) remit to the Corporation the portion of the sale proceeds sufficient to pay the Exercise Price for the shares of Stock purchased pursuant to the exercise of the Option and all applicable taxes due on the Option exercise. The agent/broker shall request issuance of the shares and immediately and concurrently sell the shares on the Optionee's behalf. Payment of the Exercise Price for the shares of Stock purchased pursuant to the exercise of the Option, any brokerage fees, transfer fees, and all applicable taxes due on the Option exercise, shall be deducted from the proceeds of the sale of the shares. If the person exercising the Option is not the Optionee, such person shall also deliver with the notice of exercise appropriate proof of his or her right to exercise the Option, as the Corporation may require in its sole discretion. Promptly after exercise of the Option as provided for above, the agent/broker shall deliver to the person exercising the Option the net proceeds from the sale of the shares of Stock being exercised and sold.

                         (C)  Sell-to-Cover Exercise (to exercise and
                  immediately sell a portion of the Option Shares): Subject to the terms and conditions of this Option Agreement and the Plan, the Option may be exercised by delivering written notice of exercise to the agent/broker designated by the Corporation, which notice shall specify the number of shares for which the Option is being exercised and irrevocable instructions to promptly (1) sell the portion (which must be a whole number) of the shares of Stock to be issued upon exercise sufficient to generate proceeds to pay the Exercise Price for the shares of Stock purchased pursuant to the exercise of the Option, any brokerage or transfer fees, and all applicable taxes due on the Option exercise (collectively the "Exercise Costs") and
                  (2) remit to the Corporation a sufficient portion of the sale proceeds to pay the Exercise Price for the shares of Stock purchased pursuant to the exercise of the Option and all applicable taxes due on the Option exercise. The agent/broker shall request issuance of the shares and immediately and concurrently sell on the Optionee's behalf only such number of the Shares as is required to generate proceeds sufficient to pay the Exercise Costs. Promptly after exercise of the Option as provided for above, the Corporation shall deliver to the person exercising the Option a certificate for the shares of Stock issued upon exercise which are not sold to pay the Exercise Costs. Promptly after exercise of the Option as provided for above, the agent/broker shall deliver to the person exercising the Option any net proceeds from the sale of the Shares in excess of the Exercise Costs. If the person exercising the Option is not the Optionee, such person shall also deliver with the notice of exercise appropriate proof of his or her right to exercise the Option, as the Corporation may require in its sole discretion.

      4.5.2. As soon as practicable upon the Corporation's receipt of the Optionee's notice of exercise and payment, the Corporation shall direct the due issuance of the shares so purchased.

      4.5.3. As a further condition precedent to the exercise of this Option in whole or in part, the Optionee shall comply with all regulations and the requirements of any regulatory authority having control of, or supervision over, the issuance of the shares of Stock and in connection therewith shall execute any documents which the Board shall in its sole discretion deem necessary or advisable.

5. TRANSFERABILITY OF OPTIONS

During the lifetime of an Optionee, only such Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise the Option. No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

6. COMPLIANCE WITH LAW

The Corporation shall make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, that notwithstanding any other provision of this Option Agreement, the Option shall not be exercisable if the exercise thereof would result in a violation of any such law.

7. RIGHTS AS STOCKHOLDER

Neither the Optionee nor any executor, administrator, distributee or legatee of the Optionee's estate shall be, or have any of the rights or privileges of, a stockholder of the Corporation in respect of any shares of Stock issuable hereunder unless and until such shares have been fully paid and certificates representing such shares have been endorsed, transferred and delivered, and the name of the Optionee (or of such personal representative, administrator, distributee or legatee of the Optionee's estate) has been entered as the stockholder of record on the books of the Corporation.

8. DISCLAIMER OF RIGHTS

No provision in this Option Agreement shall be construed to confer upon the Optionee the right to be employed by or to serve as a Non-Employee Director of the Corporation, or to interfere in any way with the right and authority of the Corporation either to increase or decrease the compensation or other benefits of the Optionee at any time, or to terminate any relationship between the Optionee and the Corporation.

9. CHANGE IN CONTROL

For purposes of this Option Agreement, "Change in Control" means:

         (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then-outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Corporation (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (C) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in sub-clauses (i), (ii) and (iii) of clause (c) of this Section 9 are satisfied; or

         (b) if individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least two-thirds of the directors then constituting the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest subject to Rule 14a-11 of Regulation 14A promulgated under the Exchange Act or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (c) consummation of a reorganization, merger or consolidation, unless following such reorganization, merger or consolidation (i) more than 60% of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such reorganization, merger, or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the resulting corporation owned by the Corporation's stockholders, but not from the total number of outstanding shares and voting securities of the resulting corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Corporation),
(ii) no Person (excluding the Corporation, any employee benefit plan (or related trust) of the Corporation, any qualified employee benefit plan of such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

         (d) (i) approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation or (ii) the first to occur of (A) the sale or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Corporation, or
(B) the approval by the stockholders of the Corporation of any such sale or disposition, other than, in each case, any such sale or disposition to a corporation, with respect to which immediately thereafter, (1) more than 60% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the transferee corporation owned by the Corporation's stockholders, but not from the total number of outstanding shares and voting securities of the transferee corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Corporation), (2) no Person (excluding the Corporation and any employee benefit plan (or related trust) of the Corporation, any qualified employee benefit plan of such transferee corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of such transferee corporation and the combined voting power of the then-outstanding voting securities of such transferee corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of such transferee corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the board providing for such sale or other disposition of assets of the Corporation.

10. INTERPRETATION OF THIS OPTION AGREEMENT

All decisions and interpretations made by the Board or the Compensation Committee thereof with regard to any question arising under the Plan or this Option Agreement shall be binding and conclusive on the Corporation and the Optionee and any other person entitled to exercise the Option as provided for herein.

11. COMPLIANCE WITH SECTION 409A OF THE CODE.

To the extent applicable, it is intended that this Option Agreement and the Plan comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) do not apply to Optionee. This Option Agreement and the Plan shall be administered in a manner consistent with this intent, and any provision that would cause the Option Agreement or the Plan to fail to satisfy Section 409A of the Code shall have no force and effect until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by the Corporation without the consent of the Optionee).

12. GOVERNING LAW

This Option Agreement shall be governed by the laws of the State of Delaware (but not including the choice of law rules thereof).

13. BINDING EFFECT

Subject to all restrictions provided for in this Option Agreement, the Plan, and by applicable law relating to assignment and transfer of this Option Agreement and the Option provided for herein, this Option Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

14. NOTICE

Any notice hereunder by the Optionee to the Corporation shall be in writing and shall be deemed duly given if mailed or delivered to the Corporation at its principal office, addressed to the attention of Stock Plan Administration or if so mailed or delivered to such other address as the Corporation may hereafter designate by notice to the Optionee. Any notice hereunder by the Corporation to the Optionee shall be in writing and shall be deemed duly given if mailed or delivered to the Optionee at the address specified below by the Optionee for such purpose, or if so mailed or delivered to such other address as the Optionee may hereafter designate by written notice given to the Corporation.

15. SEVERABILITY

If one or more of the provisions of this Option Agreement is invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

16. ENTIRE AGREEMENT; ELIGIBILITY

This Option Agreement and the Plan together constitute the entire agreement and supersedes all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. Except for amendments to the Plan incorporated into this Option Agreement by reference pursuant to
Section 2 above, neither this Option Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Corporation and the Optionee; provided, however, that the Corporation unilaterally may waive any provision hereof in writing to the extent that such waiver does not adversely affect the interests of the Optionee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof. In the event that it is determined that the Optionee was not eligible to receive this Option, the Option and this Option Agreement shall be null and void and of no further effect.

                                 SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have duly executed this Option Agreement, or caused this Option Agreement to be duly executed on their behalf, as of the day and year first above written.

Transaction Systems Architects, Inc.          Optionee:

By:                                           By:
    -----------------------------                 -----------------------------
     [_________________________]                   [_________________________]


                                    ADDRESS FOR NOTICE TO OPTIONEE:


                                      Number      Street      Apt.


                                      City        State       Zip Code


                                      SS#                     Hire Date



                                    DESIGNATED BENEFICIARY:


                                      Please Print  Last Name, First Name MI



                                      Beneficiary's Street Address



                                      City        State       Zip Code



                                      Beneficiary's Social Security Number


I understand that in the event of my death, the above named beneficiary will have control of any unexercised options remaining in my account at that time. If no beneficiary is designated or if the named beneficiary does not survive me, the options will become part of my estate. This beneficiary designation does NOT apply to stock acquired by the exercise of options prior to my death.


                                      SIGNATURE               DATE

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After  completing  this page, please make a copy for your records and return it to Stock Plan Administration, Transaction Systems Architects, Inc., 330 S. 108 Avenue, Omaha, NE 68154
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2005 Equity and Performance Incentive Plan - US Plan
  _________ Options        $________/Share Exercise Price        _______ Date